                            NEES

                        EXHIBIT INDEX
                       ---------------

Exhibit No.       Description                       Page
- -----------       -----------                       ----

(3)          Agreement and Declaration of        Filed herewith
             Trust dated January 2, 1926,
             as amended through April 28,
             1992

(4)(a)       Massachusetts Electric Company      Previously
             First Mortgage Indenture and        filed
             Deed of Trust, dated as of
             July 1, 1949, and twenty
             supplements thereto

(4)(b)       The Narragansett Electric           Previously
             Company First Mortgage Indenture    filed
             and Deed of Trust, dated as of
             September 1, 1944, and twenty-one
             supplements thereto

(4)(c)       The Narragansett Electric           Previously
             Company Preference Provisions,      filed
             as amended, dated March 23, 1993

(4)(d)       New England Power Company General   Previously
             and Refunding Mortgage Indenture    filed
             and Deed of Trust dated as of
             January 1, 1977 and nineteen
             supplements thereto

(10)(a)      Boston Edison Company et al. and    Previously
             New England Power Company:          filed
             Amended REMVEC Agreement dated
             August 12, 1977

(10)(b)      The Connecticut Light and Power     Previously
             Company et al. and New England      filed
             Power Company:  Sharing Agreement
             for Joint Ownership, Construction
             and Operation of Millstone Unit No.
             3 dated as of September 1, 1973, and
             Amendments thereto; Transmission
             Support Agreement dated August 9,
             1974; Instrument of Transfer to NEP
             with respect to the 1979 Connecticut
             Nuclear Unit, and Assumption of
             Obligations, dated December 17, 1975

                            NEES

                        EXHIBIT INDEX
                        -------------

(10)(c)      Connecticut Yankee Atomic Power     Previously
             Company et al. and New England      filed
             Power Company: Stockholders
             Agreement dated July 1, 1964;
             Power Purchase Contract dated
             July 1, 1964; Supplementary
             Power Contract dated as of
             April 1, 1987; Capital Funds
             Agreement dated September 1,
             1964; Transmission Agreement
             dated October 1, 1964;
             Agreement revising Transmission
             Agreement dated July 1, 1979;
             Guarantee Agreement dated as of
             November 13, 1981; Guarantee
             Agreement dated as of August 1,
             1985

(10)(d)      Maine Yankee Atomic Power Company   Previously
             et al. and New England Power        filed
             Company:  Capital Funds Agreement
             dated May 20, 1968 and Power
             Purchase Contract dated May 20,
             1968; Amendments dated as of
             January 1, 1984, March 1, 1984,
             October 1, 1984, and August 1,
             1985; Stockholders Agreement
             dated May 20, 1968; Additional
             Power Contract dated as of
             February 1, 1984; Guarantee
             Agreement dated as of September 23,
             1985

(10)(e)(i)   New England Energy Incorporated     Previously
             Capital Funds Agreement with        filed
             NEES dated November 1, 1974 and
             Amendments thereto

(10)(e)(ii)  New England Energy Incorporated     Previously
             Loan Agreement with NEES dated      filed
             July 19, 1978 and effective
             November 1, 1974, and Amendments
             thereto

(10)(e)(iii) New England Energy Incorporated     Previously
             Fuel Purchase Contract with         filed
             New England Power Company dated
             July 26, 1979, and Amendments
             thereto

(10)(e)(iv)  New England Energy Incorporated     Previously
             Partnership Agreement with          filed
             Samedan Oil Corporation as
             Amended and Restated on
             February 5, 1985 and Amendment
             thereto

                            NEES

                        EXHIBIT INDEX
                        -------------

(10)(e)(v)   New England Energy Incorporated     Previously
             Credit Agreement dated as of        filed
             April 28, 1989 and Amendments
             thereto

(10)(e)(vi)  New England Energy Incorporated     Previously
             Capital Maintenance Agreement       filed
             dated November 15, 1985, and
             Assignment and Security Agreement
             dated November 15, 1985 and
             Amendment thereto

(10)(f)      New England Power Company and       Previously
             New England Electric Transmission   filed
             Corporation et al.:  Phase I
             Terminal Facility Support
             Agreement dated as of December 1,
             1981 and Amendments thereto;
             Agreement with respect to Use
             of the Quebec Interconnection
             dated as of December 1, 1981
             and Amendments thereto; Agreement
             for Reinforcement and Improvement
             of New England Power Company's
             Transmission System dated as of
             April 1, 1983; Lease dated as of
             May 16, 1983; Upper Development -
             Lower Development Transmission
             Line Support Agreement dated as
             of May 16, 1983

(10)(g)      New England Electric Transmission   Previously
             Corporation and PruCapital          filed
             Management, Inc. et al: Note
             Agreement dated as of
             September 1, 1986; Mortgage,
             Deed of Trust and Security
             Agreement dated as of
             September 1, 1986; Equity
             Funding Agreement with New
             England Electric System dated
             as of December 1, 1985

(10)(h)      Vermont Electric Transmission       Previously
             Company, Inc. et al. and New        filed
             England Power Company:  Phase I
             Vermont Transmission Line
             Support Agreement dated as
             of December 1, 1981 and
             Amendments thereto

(10)(i)      New England Power Pool              Previously
             Agreement and Amendments thereto    filed

                            NEES

                        EXHIBIT INDEX
                        -------------

(10)(j)      Public Service Company of New       Previously
             Hampshire et al. and New England    filed
             Power Company:  Agreement for
             Joint Ownership, Construction
             and Operation of New Hampshire
             Nuclear Units dated as of
             May 1, 1973 and Amendments
             thereto; Transmission Support
             Agreement dated as of May 1,
             1973; Instrument of Transfer
             to NEP with respect to the
             New Hampshire Nuclear Units
             and Assumptions of Obligations
             dated December 17, 1975;
             Agreement Among Participants
             in New Hampshire Nuclear Units,
             certain Massachusetts Municipal
             Systems and Massachusetts
             Municipal Wholesale Electric
             Company dated May 28, 1976;
             Seventh Amendment To and Restated
             Agreement for Seabrook Project
             Disbursing Agent and Amendments
             thereto; Seabrook Project
             Managing Agent Operating
             Agreement dated as of June 29,
             1992, and Amendment to Seabrook
             Project Managing Agent Agreement
             dated as of June 29, 1992

(10)(k)      Vermont Yankee Nuclear Power        Previously
             Corporation et al. and New          filed
             England Power Company:  Capital
             Funds Agreement dated
             February 1, 1968, Amendment
             dated March 12, 1968, and Power
             Purchase Contract dated
             February 1, 1968 and Amendments
             thereto; Additional Power
             Contract dated as of February 1,
             1984; Guarantee Agreement dated
             as of November 5, 1981

(10)(l)      Yankee Atomic Electric Company      Previously
             et al. and New England Power        filed
             Company:  Amended and Restated
             Power Contract dated April 1,
             1985 and Amendments thereto

(10)(m)      New England Electric Companies'     Previously
             Deferred Compensation Plan as       filed
             amended dated December 8, 1986

                            NEES

                        EXHIBIT INDEX
                        -------------

(10)(n)      New England Electric System         Previously
             Companies Retirement Supplement     filed
             Plan as amended dated April 1,
             1991

(10)(o)      New England Electric Companies'     Previously
             Executive Supplemental Retirement   filed
             Plan as amended dated April 1,
             1991

(10)(p)      New England Electric Companies'     Previously
             Incentive Compensation Plan as      filed
             amended dated January 1, 1992

(10)(q)      New England Electric Companies'     Previously
             Senior Incentive Compensation       filed
             Plan as amended dated November 26,
             1991

(10)(r)      New England Electric Companies'     Previously
             Incentive Compensation Plan II      filed
             as amended dated September 3,
             1992

(10)(s)      New England Electric System         Previously
             Directors Deferred Compensation     filed
             Plan as amended dated
             November 24, 1992

(10)(t)      Forms of Life Insurance Program     Previously
             and Form of Life Insurance          filed
             (Collateral Assignment)

(10)(u)      New England Power Company and       Previously
             New England Hydro-Transmission      filed
             Electric Company, Inc. et al:
             Phase II Massachusetts
             Transmission Facilities Support
             Agreement dated as of June 1,
             1985 and Amendments thereto

(10)(v)      New England Power Company and       Previously
             New England Hydro-Transmission      filed
             Corporation et al:  Phase II
             New Hampshire Transmission
             Facilities Support Agreement
             dated as of June 1, 1985 and
             Amendments thereto

(10)(w)      New England Power Company et        Previously
             al:  Phase II New England Power     filed
             AC Facilities Support Agreement
             dated as of June 1, 1985 and
             Amendments thereto

                            NEES

                        EXHIBIT INDEX
                        -------------

(10)(x)      New England Hydro-Transmission      Previously
             Electric Company, Inc. and New      filed
             England Electric System et al:
             Equity Funding Agreement dated
             as of June 1, 1985 and Amendments
             thereto

(10)(y)      New England Hydro-Transmission      Previously
             Corporation and New England         filed
             Electric System et al:  Equity
             Funding Agreement dated as of
             June 1, 1985 and Amendments
             thereto

(10)(aa)     Ocean State Power, et al., and      Previously
             Narragansett Energy Resources       filed
             Company:  Equity Contribution
             Agreement dated as of
             December 29, 1988; Amendment
             dated as of September 29, 1989

             Ocean State Power, et al., and      Previously
             New England Electric System:        filed
             Equity Contribution Support
             Agreement dated as of
             December 29, 1988; Amendment
             dated as of September 29, 1989;

             Ocean State Power II, et al.,       Previously
             and Narragansett Energy Resources   filed
             Company: Equity Contribution
             Agreement dated as of September 29,
             1989

             Ocean State Power II, et al.,       Previously
             and New England Electric System:    filed
             Equity Contribution Support
             Agreement dated as of
             September 29, 1989

(10)(bb)     New England Power Service           Previously
             Company and Joan T. Bok:            filed
             Service Credit Letter dated
             October 21, 1982

(10)(cc)     New England Electric System         Previously
             and John W. Rowe:  Service          filed
             Credit Letter dated
             December 5, 1988

(10)(dd)     New England Power Service           Previously
             Company and the Company:            filed
             Form of Supplemental Pension
             Service Credit Agreement

                            NEES

                        EXHIBIT INDEX
                        -------------

(10)(ee)     New England Electric System         Filed herewith
             and Frederic E. Greenman:
             Service Credit Letter dated
             February 23, 1994

(10)(ff)     New England Electric System         Filed herewith
             and John W. Newsham: Pension
             Service Credit Agreement dated
             February 23, 1994

(13)         1994 Annual Report to               Filed herewith
             Shareholders


(21)         Subsidiary list                     Previously
                                                 filed

(24)         Power of Attorney                   Filed herewith



(27)         Financial Data Schedule             Filed herewith

                             NEP

                        EXHIBIT INDEX
                        -------------

Exhibit No.       Description                       Page
- -----------       -----------                       ----

(3)(a)       Articles of Organization as         Previously
             amended through June 27, 1987       filed

(3)(b)       By-laws of the Company as           Previously
             amended June 25, 1987               filed

(4)          General and Refunding Mortgage      Previously
             Indenture and Deed of Trust         filed
             dated as of January 1, 1977
             and nineteen supplements
             thereto

(10)(a)      Boston Edison Company et al.        Previously
             and the Company: Amended            filed
             REMVEC Agreement dated
             August 12, 1977

(10)(b)      The Connecticut Light and Power     Previously
             Company et al. and the Company:     filed
             Sharing Agreement for Joint
             Ownership, Construction and
             Operation of Millstone Unit No. 3
             dated as of September 1, 1973,
             and Amendments thereto;
             Transmission Support Agreement
             dated August 9, 1974; Instrument
             of Transfer to the Company with
             respect to the 1979 Connecticut
             Nuclear Unit, and Assumption of
             Obligations, dated December 17,
             1975

(10)(c)      Connecticut Yankee Atomic Power     Previously
             Company et al. and the Company:     filed
             Stockholders Agreement dated
             July 1, 1964; Power Purchase
             Contract dated July 1, 1964;
             Supplementary Power Contract
             dated as of April 1, 1987;
             Capital Funds Agreement dated
             September 1, 1964

             Transmission Agreement dated        Previously
             October 1, 1964; Agreement          filed
             revising Transmission Agreement
             dated July 1, 1979; Five Year
             Capital Contribution Agreement
             dated November 1, 1980;
             Guarantee Agreement dated as
             of November 13, 1981; Guarantee
             Agreement dated as of August 1,
             1985

                             NEP

                        EXHIBIT INDEX
                        -------------

 (10)(d)     Maine Yankee Atomic Power           Previously
             Company et al. and the Company:     filed
             Capital Funds Agreement dated
             May 20, 1968 and Power Purchase
             Contract dated May 20, 1968;
             and Amendments thereto;
             Stockholders Agreement dated
             May 20, 1968; Additional Power
             Contract dated as of February 1,
             1984; Guarantee Agreement dated
             as of September 23, 1985

(10)(e)      Mass. Electric and the Company:     Previously
             Primary Service for Resale dated    filed
             February 15, 1974; and Amendments
             thereto

             Memorandum of Understanding         Filed herewith
             effective May 22, 1994


(10)(f)      The Narragansett Electric           Previously
             Company and the Company:            filed
             Primary Service for Resale
             dated February 15, 1974
             and Amendments thereto;
             Memorandum of Understanding
             effective May 22, 1994

(10)(g)      Time Charter between                Previously
             Intercoastal Bulk Carriers,         filed
             Inc., and New England Power
             Company dated as of December 27,
             1989

(10)(h)      New England Electric                Previously
             Transmission Corporation et al.     filed
             and the Company:  Phase I
             Terminal Facility Support
             Agreement dated as of
             December 1, 1981; Amendments
             dated as of June 1, 1982 and
             November 1, 1982; Agreement with
             respect to Use of the Quebec
             Interconnection dated as of
             December 1, 1981; Amendments
             dated as of May 1, 1982 and
             November 1, 1982; Amendment
             dated as of January 1, 1986;

                             NEP

                        EXHIBIT INDEX
                        -------------

(10)(h)      Agreement for Reinforcement
(cont.)      and Improvement of the Company's
             Transmission System dated as
             of April 1, 1983; Lease dated
             as of May 16, 1983; Upper
             Development-Lower Development
             Transmission Line Support
             Agreement dated as of May 16,
             1983

(10)(i)      Vermont Electric Transmission       Previously
             Company, Inc. et al. and the        filed
             Company:  Phase I Vermont
             Transmission Line Support
             Agreement dated as of
             December 1, 1981 and Amendments
             thereto

(10)(j)      New England Energy Incorporated     Previously
             and the Company:  Fuel Purchase     filed
             Contract dated July 26, 1979,
             and Amendments thereto

(10)(k)      New England Power Pool              Previously
             Agreement and Amendments            filed
             thereto

(10)(l)      New England Power Service           Filed herewith
             Company and the Company:
             Specimen of Service Contract

(10)(m)      Public Service Company of New       Previously
             Hampshire et al. and the            filed
             Company:  Agreement for Joint
             Ownership, Construction and
             Operation of New Hampshire
             Nuclear Units dated as of
             May 1, 1973 and Amendments
             thereto; Seventh Amendment
             as of November 1, 1990;
             Transmission Support Agreement
             dated as of May 1, 1973;
             Instrument of Transfer to the
             Company with respect to the New
             Hampshire Nuclear Units and
             Assumptions of Obligations
             dated December 17, 1975 and
             Agreement Among Participants
             in New Hampshire Nuclear Units,
             certain Massachusetts Municipal
             Systems and Massachusetts
             Municipal Wholesale Electric
             Company dated May 28, 1976;
             Seventh Amendment To and
             Restated Agreement for Seabrook

                             NEP

                        EXHIBIT INDEX
                        -------------

(10)(m)      Project Disbursing Agent dated
(cont.)      as of November 1, 1990;
             Amendments dated as of
             June 29, 1992

             Settlement Agreement dated as       Previously
             of July 19, 1990 between            filed
             Northeast Utilities Service
             Company and the Company

             Seabrook Project Managing           Previously
             Agent Operating Agreement           filed
             dated as of June 29, 1992;
             and Amendment thereto

(10)(n)      Vermont Yankee Nuclear Power        Previously
             Corporation et al. and the          filed
             Company:  Capital Funds
             Agreement dated February 1,
             1968, Amendment dated March 12,
             1968 and Power Purchase Contract
             dated February 1, 1968 and
             Amendments thereto; Additional
             Power Contract dated as of
             February 1, 1984; Guarantee
             Agreement dated as of November 5,
             1981

  (10)(o)    Yankee Atomic Electric Company      Previously
             et al. and the Company:             filed
             Amended and Restated Power
             Contract dated April 1, 1985
             and Amendments thereto

(10)(p)      New England Electric Companies'     Previously
             Deferred Compensation Plan as       filed
             amended dated December 8,
             1986

(10)(q)      New England Electric System         Previously
             Companies Retirement Supplement     filed
             Plan as amended dated April 1,
             1991

(10)(r)      New England Electric Companies'     Previously
             Executive Supplemental Retirement   filed
             Plan as amended dated April 1,
             1991

(10)(s)      New England Electric Companies'     Previously
             Incentive Compensation Plan as      filed
             amended dated January 1, 1992;
             New England Electric Companies'
             Senior Incentive Compensation
             Plan as amended dated November 26,
             1991

                             NEP

                        EXHIBIT INDEX
                        -------------

(10)(t)      Forms of Life Insurance Program     Previously
             and Form of Life Insurance          filed
             (Collateral Assignment)

(10)(u)      New England Electric Companies'     Previously
             Incentive Compensation Plan II      filed
             as amended dated September 1,
             1992

(10)(v)      New England Hydro-Transmission      Previously
             Electric Company, Inc. et al.       filed
             and the Company:  Phase II
             Massachusetts Transmission
             Facilities Support Agreement
             dated as of June 1, 1985
             and Amendments thereto

(10)(w)      New England Hydro-Transmission      Previously
             Corporation et al. and the          filed
             Company:  Phase II New Hampshire
             Transmission Facilities Support
             Agreement dated as of June 1,
             1985 and Amendments thereto

(10)(x)      Vermont Electric Power Company      Previously
             et al. and the Company:  Phase      filed
             II New England Power AC
             Facilities Support Agreement
             dated as of June 1, 1985 and
             Amendments thereto

(10)(y)      TransCanada Pipelines Limited       Previously
             and the Company: Firm Service       filed
             Contract for Firm Transportation
             Service for natural gas dated
             as of January 6, 1992 and
             Amendment dated as of March 2,
             1992

             Amendment dated as of October 29,   Filed herewith
             1993


(10)(z)      Renaissance Energy Ltd. and         Filed herewith
             the Company: Temporary Trans-
             portation Contract Assignment
             (capacity swap) for Firm
             Transportation Service for
             natural gas dated as of October
             27, 1993

             Amendment dated as of October 25,   Filed herewith
             1994

                             NEP

                        EXHIBIT INDEX
                        -------------

(10)(aa)     Algonquin Gas Transmission          Previously
             Company and the Company:  X-38      filed
             Service Agreement for Firm
             Transportation of natural gas
             dated July 3, 1992; Amendment
             dated July 31, 1992

             Amendment dated as of April 15,     Filed herewith
             1994


(10)(bb)     ANR Pipeline Company and the        Previously
             Company: Gas Transportation         filed
             Agreement dated July 18, 1990

(10)(cc)     Columbia Gas Transmission           Previously
             Corporation and the Company:        filed
             Service Agreement for Service
             under FTS Rate Schedule dated
             June 13, 1991

(10)(dd)     Iroquois Gas Transmission           Previously
             System, L.P. and the Company:       filed
             Gas Transportation Contract for
             Firm Reserved Service dated as
             of June 5, 1991

(10)(ee)     Tennessee Gas Pipeline Company      Previously
             and the Company: Firm Natural       filed
             Gas Transportation Agreement
             dated July 9, 1992

(12)         Statement re computation of         Previously
             ratios for incorporation by         filed
             reference into NEP registration
             statements on Form S-3,
             Commission File Nos. 33-48257,
             33-48897, and 33-49193

(13)         1994 Annual Report to               Filed herewith
             Stockholders


(21)         Subsidiary list                     Previously
                                                 filed

(24)         Power of Attorney                   Filed herewith



(27)         Financial Data Schedule             Filed herewith

                       Mass. Electric
                       --------------

                        EXHIBIT INDEX
                        -------------

Exhibit No.       Description                       Page
- -----------       -----------                       ----

(3)(a)       Articles of Organization of the     Previously
             Company as amended through          filed
             November 15, 1993

(3)(b)       By-Laws of the Company as           Previously
             amended through September 15,       filed
             1993

(4)          First Mortgage Indenture and        Previously
             Deed of Trust, dated as of          filed
             July 1, 1949, and twenty
             supplements thereto

(10)(a)      Boston Edison Company et al.        Previously
             and Company:  Amended REMVEC        filed
             Agreement dated August 12,
             1977

(10)(b)      New England Power Company           Previously
             and the Company:  Primary           filed
             Service for Resale dated
             February 15, 1974; Amendment
             of Service Agreement dated
             July 22, 1983; Amendment of
             Service Agreement effective
             November 1, 1993; Memorandum
             of Understanding effective
             May 22, 1994

(10)(c)      New England Power Pool              Previously
             Agreement and Amendments            filed
             thereto

(10)(d)      New England Power Service           Previously
             Company and the Company:            filed
             Specimen of Service Contract

(10)(e)      New England Telephone and           Previously
             Telegraph Company and the           filed
             Company:  Specimen of Joint
             Ownership Agreement for Wood
             Poles

(10)(f)      New England Electric Companies'     Previously
             Deferred Compensation Plan as       filed
             amended dated December 8, 1986

(10)(g)      New England Electric System         Previously
             Companies Retirement Supplement     filed
             Plan as amended dated April 1,
             1991

                       Mass. Electric
                       --------------

                        EXHIBIT INDEX
                        -------------

(10)(h)      New England Electric Companies'     Previously
             Executive Supplemental Retirement   filed
             Plan as amended dated April 1,
             1991

(10)(i)      New England Electric Companies'     Previously
             Incentive Compensation Plan as      filed
             amended dated January 1, 1992


(10)(j)      New England Electric Companies'     Previously
             Form of Deferred Compensation       filed
             Agreement for Directors

(10)(k)      New England Electric Companies'     Previously
             Senior Incentive Compensation       filed
             Plan as amended dated
             November 26, 1991

(10)(l)      Forms of Life Insurance Program     Previously
             and Form of Life Insurance          filed
             (Collateral Assignment)

(10)(m)      New England Electric Companies'     Previously
             Incentive Compensation Plan II      filed
             as amended dated September 1,
             1992

(10)(n)      New England Power Service           Previously
             Company and the Company:            filed
             Form of Supplemental Pension
             Service Credit Agreement

(13)         1994 Annual Report to               Filed herewith
             Stockholders


(24)         Power of Attorney                   Filed herewith



(27)         Financial Data Schedule             Filed herewith

                        Narragansett
                        -------------

                        EXHIBIT INDEX
                        -------------

Exhibit No.       Description                       Page
- -----------       -----------                       ----

(3)(a)       Articles of Incorporation as        Previously
             amended June 9, 1988                filed

(3)(b)       By-Laws of the Company              Previously
                                                 filed

(4)(a)       First Mortgage Indenture and        Previously
             Deed of Trust, dated as of          filed
             September 1, 1944, and
             twenty-one supplements thereto

(4)(b)       The Narragansett Electric           Previously
             Company Preference Provisions,      filed
             as amended, dated March 23, 1993

(10)(a)      Boston Edison Company et al.        Previously
             and the Company: Amended REMVEC     filed
             Agreement dated August 12, 1977

(10)(b)      New England Power Company and       Previously
             the Company: Primary Service for    filed
             Resale dated February 15, 1974;
             Amendment of Service Agreement
             dated July 24, 1991; Amendment of
             Service Agreement effective November
             1, 1993; Memorandum of Understanding
             effective May 22, 1994

(10)(c)      New England Power Pool Agreement    Previously
             and Amendments thereto              filed

(10)(d)      New England Power Service           Previously
             Company and the Company:            filed
             Specimen of Service Contract

(10)(e)      New England Telephone and           Previously
             Telegraph Company and the           filed
             Company: Specimen of Joint
             Ownership Agreement for Wood
             Poles

(10)(f)      New England Electric Companies'     Previously
             Deferred Compensation Plan for      filed
             Officers, as amended December 8,
             1986

(10)(g)      New England Electric System         Previously
             Companies Retirement Supplement     filed
             Plan, as amended April 1, 1991

                        Narragansett
                        -------------

                        EXHIBIT INDEX
                        -------------

(10)(h)      New England Electric Companies'     Previously
             Executive Supplemental Retirement   filed
             Plan, as amended dated April 1,
             1991

(10)(i)      New England Companies' Incentive    Previously
             Compensation Plan, as amended       filed
             dated January 1, 1992

(10)(j)      New England Electric Companies'     Previously
             Form of Deferred Compensation       filed
             Agreement for Directors

(10)(k)      New England Electric Companies'     Previously
             Senior Incentive Compensation       filed
             Plan as amended dated November 26,
             1991

(10)(l)      Forms of Life Insurance Program     Previously
             and Form of Life Insurance          filed
             (Collateral Assignment)

(10)(m)      New England Electric Companies'     Previously
             Incentive Compensation Plan II      filed
             as amended dated September 1,
             1992

(10)(n)      New England Power Service           Previously
             Company and the Company:            filed
             Form of Supplemental Pension
             Service Credit Agreement

(12)         Statement re computation of         Previously
             ratios for incorporation by         filed
             reference into the Narragansett
             registration statement on Form
             S-3, Commission File No. 33-50015

(13)         1994 Annual Report to               Filed herewith
             Stockholders


(24)         Power of Attorney                   Filed herewith



(27)         Financial Data Schedule             Filed herewith